CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 15d-14(b) AND
18 U.S.C. SECTION 1350

          In connection with the quarterly report on Form 10-QSB of Bliss Essentials Corp. ("Registrant") for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Gelfand, Chief Executive Officer and President of Registrant, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Bliss Essentials Corp. and will be retained by Bliss Essentials Corp. and furnished to the Securities and Exchange Commission or its staff upon request.



Date:  November 12, 2004             /s/ Thomas Gelfand
                                     ----------------------------------
                                     Chief Executive Officer of
                                     Bliss Essentials Corp., Registrant